Exhibit 99.1


                        UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF GEORGIA
                                NEWNAN DIVISION








IN RE:                                   }       CASE NUMBER
                                         }       02-10835
                                         }
The NewPower Company, et. al.            }       JUDGE W. Homer Drake, Jr.
                                         }
DEBTORS                                  }       CHAPTER 11


                 DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)


                                FOR THE PERIOD


                            FROM 8/31/03 TO 9/30/03


Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.


                                                      Paul Ferdinands
                                                      -----------------------
                                                      Attorney for Debtor


Debtor's Address                                      Attorney's Address
and Phone Number                                      and Phone Number


One Manhattanville Rd.                                191 Peachtree St.
Purchase, NY 10577                                    Atlanta, GA 30303
Tel: (914) 697-2100                                   Tel: (404) 572-4600


NewPower Holdings, Inc.
Case Number:  02-10835                                Post Petition
                                                            Totals
For Period from August 31, 2003  through September 30, 2003


Opening Cash Balance -8/31/03                                  $ 128,480      (Concentration Account)

Inflows:
Customer Collections                                                   1
Collateral Returned
    -Sureties
    -Security  Deposits
Sale Proceeds/Interest Income/Other                                   28
------------------------------------------------------------------------
Total Inflows                                                         29
-----------------------------------------------------------------------------------------------------------------------
                                                                                   Distribution of Outflows
Outflows:                                                                         NewPower         The NewPower
Post Petition:                                                                 Holdings, Inc.         Company
--------------                                                                 --------------      ------------
Call Center (Sitel)
Professionals - Bankruptcy                                           418                418
Consulting Fees                                                        8                                     8
Gas Systems & IT Infrastructure (Wipro)
Customer Incentives (air miles, etc.)
Customer Letters & Bill Print (SFI)
AGL Billing Systems (Partnersolve)
Collections(RM Services)                                              19                                    19
IT Support for risk systems (Zenax)
Customer Database Systems (Zac )
Lockbox Fees (First Union)                                             4                                     4
Billing & Reconciliations (Diversified)
Churn Mitigation(AGL)
Supplies & Misc                                                        2                                     2
Rent                                                                   4                  4
Insurance
Utilities (Heat, Hydro, Phone, etc.)                                   9                                     9
Customer Refunds                                                       1                                     1
Customer Refunds (Outstanding)
Contingency for any above item(s) (15%)
Billing/Customer Support (IBM)
Payroll                                                               47                 35                 13
Power                                                                466                                   466
Gas
Storage & Pipelines
Transportation & Distribution (AGL)
Transportation & Distribution (Texas)
Collateral Payments
    -  Security Deposits
T&E Reimbursements                                                     2                                     2
State Tax Payments
Enron payments
Other Vendors   - Class Two Claims
-----------------------------------------------------------------------------------------------------------------------
Total Outflows                                                       980                457                524
-----------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------
Net Cash Flows                                                      (951)
------------------------------------------------------------------------

                                                                --------
Closing Cash Balance                                            $127,529
======================================================------------------


                                                                  Attachment 1

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Receivable Aging and Reconciliation
For Period from August 31, 2003 through September 30, 2003
Amounts in $000's


Accounts Receivable at Petition Date:         $ 75,200


Beginning of Month Balance*  - Gross       $    13,477 (per 8/31/03 G/L)
PLUS:  Current Month New Billings                    - (September revenue)
LESS:  Collections During the Month                  1
                                          ------------

End of Month Balance - Gross               $    13,476 (per 9/30/03 G/L)
Allowance for Doubtful Accounts                (13,476)
                                          ------------

End of Month Balance - Net of Allowance    $         -
                                          =============

       Note: The accounts receivable aging below relates only to deliveries to customers subsequent to the June 11, 2002 petition date.



                     AR Aging for Post Petition Receivables

                       Current     > 30 days    > 60 days      Total
                     ----------------------------------------------------

                       $      -    $       -    $     111      $   111

                                                                  Attachment 2


NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Payable and Secured Payments Report
For Period from August 31, 2003 through September 30, 2003
Amounts in $000's


See attached System Generated A/P reports as of 9/30/03 (Attachements 2A and
2B).


Beginning of Period Balance                $      720 (per 8/31/03 G/L)
PLUS:  New Indebtedness Incurred                   36
LESS:  Amounts Paid on A/P                        (43)
                                          -----------

End of Month Balance                       $       714 (per 9/30/03 G/L)
                                          ============


                             The New Power Company
                             Vendor Balance Detail
                           Month of September, 2003

                                                Type           Date                Num               Amount         Balance
                                            --------------   ----------   ----------------------   ------------   -------------
     Arnold & Porter                                                                                                 77,191.91
     Total Arnold & Porter                                                                                           77,191.91

     AT &T                                                                                                                0.00
                                            Bill             09/15/2003   Act. 0550159479001              2.62            2.62
                                            Bill Pmt -Check  09/15/2003   200247                         -2.62            0.00
                                                                                                   -----------    ------------
     Total AT &T                                                                                          0.00            0.00

     AT&T                                                                                                                64.35
     Total AT&T                                                                                                          64.35

     Bracewell Patterson                                                                                                475.00
     Total Bracewell Patterson                                                                                          475.00

     Carroll & Gross                                                                                                 23,180.84
     Total Carroll & Gross                                                                                           23,180.84

     Cinergy                                                                                                             -4.60
     Total Cinergy                                                                                                       -4.60

     Clark D. Sinclair                                                                                                    0.00
                                            Bill             09/15/2003                                  28.80           28.80
                                            Bill Pmt -Check  09/15/2003   200261                        -28.80            0.00
                                                                                                   -----------    ------------
     Total Clark D. Sinclair                                                                              0.00            0.00

     D'Arcangelo & Co. LLP                                                                                            4,668.96
                                            Bill             09/15/2003   Act 90077                   5,836.20       10,505.16
                                            Bill Pmt -Check  09/15/2003   200260                     -5,836.20        4,668.96
                                                                                                   -----------    ------------
     Total D'Arcangelo & Co. LLP                                                                          0.00        4,668.96

     Deloitte & Touche LLP                                                                                           31,905.30
                                            Bill             09/15/2003   Inv. 08670731                 883.60       32,788.90
                                            Bill             09/15/2003   Inv. 086707311                220.90       33,009.80
                                            Bill             09/15/2003   Inv. 07141893               1,912.50       34,922.30
                                            Bill Pmt -Check  09/15/2003   200244                     -3,276.40       31,645.90
                                            Bill Pmt -Check  09/15/2003   200246                       -883.60       30,762.30
                                            Bill Pmt -Check  09/15/2003   200248                     -1,912.50       28,849.80
                                                                                                   -----------    ------------
     Total Deloitte & Touche LLP                                                                     -3,055.50       28,849.80


                                                                                                      Exhibit 2A    Page 1 of 6




                             The New Power Company
                             Vendor Balance Detail
                           Month of September, 2003

                                                Type           Date                Num               Amount         Balance
                                            --------------   ----------   ----------------------   ------------   -------------

     Direct TV                                                                                                           84.82
     Total Direct TV                                                                                                     84.82

     Fosdick Fulfillment Corporation                                                                                      0.00
                                            Bill             09/15/2003   Inv. 2308846                1,722.50        1,722.50
                                            Bill Pmt -Check  09/15/2003   200258                     -1,722.50            0.00
                                                                                                   -----------    ------------
     Total Fosdick Fulfillment Corporation                                                                0.00            0.00

     Greg Schulte                                                                                                         0.00
                                            Bill             09/24/2003   Inv. # 4025                 5,250.00        5,250.00
                                            Bill Pmt -Check  09/29/2003   200262                     -5,250.00            0.00
                                                                                                   -----------    ------------
     Total Greg Schulte                                                                                   0.00            0.00

     James Malone                                                                                                         0.00
                                            Bill             09/24/2003                                 105.20          105.20
                                            Bill Pmt -Check  09/29/2003   200263                       -105.20            0.00
                                                                                                   -----------    ------------
     Total James Malone                                                                                   0.00            0.00

     Kaster Moving Co. Inc.                                                                                               0.00
                                            Bill             09/24/2003   Inv. R185                     954.10          954.10
                                            Bill Pmt -Check  09/29/2003   200264                       -954.10            0.00
                                                                                                   -----------    ------------
     Total Kaster Moving Co. Inc.                                                                         0.00            0.00

     Kenyon & Kenyon                                                                                                  3,318.90
     Total Kenyon & Kenyon                                                                                            3,318.90

     King and Spalding                                                                                                2,926.41
     Total King and Spalding                                                                                          2,926.41

     Leboeuf, Lamb, Greene & Macrae                                                                                   9,190.56
     Total Leboeuf, Lamb, Greene & Macrae                                                                             9,190.56

     MCI                                                                                                                  0.00
                                            Bill             09/15/2003   Act. 457293726              5,735.86        5,735.86
                                            Bill Pmt -Check  09/15/2003   200249                     -5,735.86            0.00
                                                                                                   -----------    ------------
     Total MCI                                                                                            0.00            0.00


                                                                                                      Exhibit 2A    Page 2 of 6




                             The New Power Company
                             Vendor Balance Detail
                           Month of September, 2003

                                                Type           Date                Num               Amount         Balance
                                            --------------   ----------   ----------------------   ------------   -------------

     Mellon Investors Services, LLC                                                                                       0.00
                                            Bill             09/24/2003   Inv. 200173                 1,362.28        1,362.28
                                            Bill Pmt -Check  09/29/2003   200265                     -1,362.28            0.00
                                                                                                   -----------    ------------
     Total Mellon Investors Services, LLC                                                                 0.00            0.00

     Morris, Manning & martin, LLP                                                                                      984.60
     Total Morris, Manning & martin, LLP                                                                                984.60

     Next Energy                                                                                                      4,020.00
     Total Next Energy                                                                                                4,020.00

     NIPSCO                                                                                                         -10,548.95
     Total NIPSCO                                                                                                   -10,548.95

     Parker, Hudson, Rainer & Dobbs                                                                                  58,862.40
     Total Parker, Hudson, Rainer & Dobbs                                                                            58,862.40

     PJM                                                                                                            -25,548.10
     Total PJM                                                                                                      -25,548.10

     Poorman-Douglas Corporation                                                                                          0.00
                                            Bill             09/15/2003   Inv. 130371                 6,115.77        6,115.77
                                            Bill Pmt -Check  09/15/2003   200259                     -6,115.77            0.00
                                                                                                   -----------    ------------
     Total Poorman-Douglas Corporation                                                                    0.00            0.00

     Prudential Securities                                                                                                0.00
                                            Bill             09/15/2003   Inv. # 7524B                   60.26           60.26
                                            Bill Pmt -Check  09/15/2003   200245                        -60.26            0.00
                                                                                                   -----------    ------------
     Total Prudential Securities                                                                          0.00            0.00

     Role Technology LLC                                                                                                  0.00
                                            Bill             09/24/2003                                 500.00          500.00
                                            Bill             09/24/2003                                 522.50        1,022.50
                                            Bill Pmt -Check  09/29/2003   200266                     -1,022.50            0.00
                                                                                                   -----------    ------------
     Total Role Technology LLC                                                                            0.00            0.00


                                                                                                      Exhibit 2A    Page 3 of 6




                             The New Power Company
                             Vendor Balance Detail
                           Month of September, 2003

                                                Type           Date                Num               Amount         Balance
                                            --------------   ----------   ----------------------   ------------   -------------

     Scherers Conferencing                                                                                                0.00
                                            Bill             09/29/2003   Act. 008273                   275.08          275.08
                                            Bill Pmt -Check  09/29/2003   200267                       -275.08            0.00
                                                                                                   -----------    ------------
     Total Scherers Conferencing                                                                          0.00            0.00

     SFI                                                                                                             45,303.83
     Total SFI                                                                                                       45,303.83

     Sidley Austin Brown & Wood                                                                                     490,645.00
     Total Sidley Austin Brown & Wood                                                                               490,645.00

     Sonara Carvalho                                                                                                      0.00
                                            Bill             09/29/2003                                 165.00          165.00
                                            Bill Pmt -Check  09/29/2003   200270                       -165.00            0.00
                                                                                                   -----------    ------------
     Total Sonara Carvalho                                                                                0.00            0.00

     State of New Jersey - CBT                                                                                            0.00
                                            Bill             09/12/2003                                   5.00            5.00
                                            Bill             09/12/2003                                   5.00           10.00
                                            Bill Pmt -Check  09/12/2003   200242                         -5.00            5.00
                                            Bill Pmt -Check  09/12/2003   200243                         -5.00            0.00
                                                                                                   -----------    ------------
     Total State of New Jersey - CBT                                                                      0.00            0.00


                                                                                                      Exhibit 2A    Page 4 of 6





                             The New Power Company
                             Vendor Balance Detail
                           Month of September, 2003

                                                Type           Date                Num               Amount         Balance
                                            --------------   ----------   ----------------------   ------------   -------------

     Steve Davis Consulting                                                                                             350.00
     Total Steve Davis Consulting                                                                                       350.00

     Sutherland Asbill & Brennan, LLC                                                                                  -208.11
     Total Sutherland Asbill & Brennan, LLC                                                                            -208.11

     the Depository Trust Company                                                                                         0.00
                                            Bill             09/24/2003   Inv. 232394                   110.00          110.00
                                            Bill Pmt -Check  09/29/2003   200268                       -110.00            0.00
                                                                                                   -----------    ------------
     Total the Depository Trust Company                                                                   0.00            0.00

     Todd Hermanson                                                                                                       0.00
                                            Bill             09/24/2003                               4,000.00        4,000.00
                                            Bill Pmt -Check  09/29/2003   200269                     -4,000.00            0.00
                                                                                                   -----------    ------------
     Total Todd Hermanson                                                                                 0.00            0.00

     UPS                                                                                                                157.70
     Total UPS                                                                                                          157.70

     UPS Delivery                                                                                                         0.00
                                            Bill             09/15/2003   Inv. 0000A0X508363             53.17           53.17
                                            Bill Pmt -Check  09/15/2003   200250                        -53.17            0.00
                                            Bill             09/24/2003   Inv AOX508373                  28.91           28.91
                                            Bill Pmt -Check  09/29/2003   200271                        -28.91            0.00
                                                                                                   -----------    ------------
     Total UPS Delivery                                                                                   0.00            0.00


                                                                                                      Exhibit 2A    Page 5 of 6





                             The New Power Company
                             Vendor Balance Detail
                           Month of September, 2003

                                                Type           Date                Num               Amount         Balance
                                            --------------   ----------   ----------------------   ------------   -------------

     Verizon                                                                                                              0.00
                                            Bill             09/15/2003   Act 2038619864860696           15.88           15.88
                                            Bill             09/15/2003   Act 9146942951280691          296.87          312.75
                                            Bill             09/15/2003   Act 9146972403950690           83.75          396.50
                                            Bill             09/15/2003   Act 9146972419951690           32.27          428.77
                                            Bill             09/15/2003   Act 9146972442952699           41.41          470.18
                                            Bill             09/15/2003   Act 9146972469954693           59.76          529.94
                                            Bill             09/15/2003   Act 9146972468953696           25.40          555.34
                                            Bill Pmt -Check  09/15/2003   200251                        -15.88          539.46
                                            Bill Pmt -Check  09/15/2003   200252                       -296.87          242.59
                                            Bill Pmt -Check  09/15/2003   200253                        -83.75          158.84
                                            Bill Pmt -Check  09/15/2003   200254                        -32.27          126.57
                                            Bill Pmt -Check  09/15/2003   200255                        -41.41           85.16
                                            Bill Pmt -Check  09/15/2003   200256                        -59.76           25.40
                                            Bill Pmt -Check  09/15/2003   200257                        -25.40            0.00
                                                                                                   -----------    ------------
     Total Verizon                                                                                        0.00            0.00

     Vorys, Sater, Seymour and Pease                                                                                    530.75
     Total Vorys, Sater, Seymour and Pease                                                                              530.75
                                                                                                   -----------    ------------
TOTAL                                                                                                -3,055.50      714,496.07
                                                                                                   ===========    ============


Beginning Balance                                                                                                   720,641.08
Duplicate Booking of Energy America in August                                                                        (3,089.51)
New Bills                                                                                                            36,410.59
Payments Made                                                                                                       (39,466.09)
                                                                                                                  ------------
Balance at 9/30/03                                                                                                  714,496.07
                                                                                                                  ============


                                                                                                      Exhibit 2A    Page 6 of 6




                                                The New Power Company
                                                 Unpaid Bills Detail
                                              As of September 30, 2003

                                                    Type            Date              Num            Open Balance
                                               ---------------   -----------   ------------------   ----------------
      Arnold & Porter
                                               Bill              06/30/2003                               46,558.66
                                               Bill              08/26/2003    Inv. 1061811 (B)           18,931.00
                                               Bill              08/26/2003    Iinv. 1056981 (B)          11,702.25
                                                                                                    ---------------
      Total Arnold & Porter                                                                               77,191.91

      AT&T
                                               Bill              06/30/2003                                   64.35
                                                                                                    ---------------
      Total AT&T                                                                                              64.35

      Bracewell Patterson
                                               Bill              06/30/2003                                  475.00
                                                                                                    ---------------
      Total Bracewell Patterson                                                                              475.00

      Carroll & Gross
                                               Bill              06/30/2003                               23,180.84
                                                                                                    ---------------
      Total Carroll & Gross                                                                               23,180.84

      Cinergy
                                               Credit            06/30/2003                                   -4.60
                                                                                                    ---------------
      Total Cinergy                                                                                           -4.60

      D'Arcangelo & Co. LLP
                                               Bill              06/30/2003                                4,668.96
                                                                                                    ---------------
      Total D'Arcangelo & Co. LLP                                                                          4,668.96

      Deloitte & Touche LLP
                                               Bill              06/30/2003                               26,399.80
                                               Bill              08/26/2003    Inv. 07141895 (B)           2,229.10
                                               Bill              09/15/2003    Inv. 086707311                220.90
                                                                                                    ---------------
      Total Deloitte & Touche LLP                                                                         28,849.80

      Direct TV
                                               Bill              06/30/2003                                   84.82
                                                                                                    ---------------
      Total Direct TV                                                                                         84.82

      Kenyon and Kenyon
                                               Bill              06/30/2003                                3,318.90
                                                                                                    ---------------
      Total Kenyon and Kenyon                                                                              3,318.90


                                                                                              Exhibit 2B Page 1 of 3



                                                The New Power Company
                                                 Unpaid Bills Detail
                                              As of September 30, 2003

                                                    Type            Date              Num            Open Balance
                                               ---------------   -----------   ------------------   ----------------

      King and Spalding
                                               Bill              06/30/2003                                1,563.21
                                               Bill              08/26/2003    Inv. 246683 (B)             1,363.20
                                                                                                    ---------------
      Total King and Spalding                                                                              2,926.41

      Leboeuf, Lamb, Greene & Macrae
                                               Bill              06/30/2003                                4,086.06
                                               Bill              08/26/2003    Inv. 343381 (B)             2,529.80
                                               Bill              08/26/2003    Inv. 343382 (B)               137.10
                                               Bill              08/26/2003    Inv. 345466 (B)             2,437.60
                                                                                                    ---------------
      Total Leboeuf, Lamb, Greene & Macrae                                                                 9,190.56

      Morris, Manning & martin, LLP
                                               Bill              08/26/2003    Inv. 252361 (B)               984.60
                                                                                                    ---------------
      Total Morris, Manning & martin, LLP                                                                    984.60

      Next Energy
                                               Bill              06/30/2003                                4,020.00
                                                                                                    ---------------
      Total Next Energy                                                                                    4,020.00

      NIPSCO
                                               Credit            06/30/2003                              -10,548.95
                                                                                                    ---------------
      Total NIPSCO                                                                                       -10,548.95

      Parker, Hudson, Rainer & Dobbs
                                               Bill              07/16/2003    Inv. # 111466               2,849.00
                                               Bill              07/16/2003    Invoice # 111467            1,786.40
                                               Bill              06/30/2003                               36,292.50
                                               Bill              08/26/2003    Inv. # 112543 (B)           2,536.20
                                               Bill              08/26/2003    Inv. 112544 (B)             6,697.00
                                               Bill              08/26/2003    Inv. 113330 (B)             5,600.70
                                               Bill              08/26/2003    Inv. 113329 (B)             3,100.60
                                                                                                    ---------------
      Total Parker, Hudson, Rainer & Dobbs                                                                58,862.40

      PJM
                                               Credit            06/30/2003                              -25,548.10
                                                                                                    ---------------
      Total PJM                                                                                          -25,548.10


                                                                                           Exhibit 2B    Page 2 of 3





                                                The New Power Company
                                                 Unpaid Bills Detail
                                              As of September 30, 2003

                                                    Type            Date              Num            Open Balance
                                               ---------------   -----------   ------------------   ----------------

      SFI
                                               Bill              06/30/2003                               45,303.83
                                                                                                    ---------------
      Total SFI                                                                                           45,303.83

      Sidley Austin Brown & Wood
                                               Bill              06/30/2003                              419,038.10
                                               Bill              07/22/2003    Inv. 23033301A             43,838.40
                                               Bill              08/26/2003    Inv. 23041968 (B)          27,768.50
                                                                                                    ---------------
      Total Sidley Austin Brown & Wood                                                                   490,645.00

      Steve Davis Consulting
                                               Bill              06/30/2003                                  350.00
                                                                                                    ---------------
      Total Steve Davis Consulting                                                                           350.00

      Sutherland Asbill & Brennan, LLC
                                               Credit            07/08/2003                                 -208.11
                                                                                                    ---------------
      Total Sutherland Asbill & Brennan, LLC                                                                -208.11

      UPS
                                               Bill              06/30/2003                                  157.70
                                                                                                    ---------------
      Total UPS                                                                                              157.70

      Vorys, Sater, Seymour and Pease
                                               Bill              06/30/2003                                  448.75
                                               Bill              08/26/2003    Inv. 455330 (B)                82.00
                                                                                                    ---------------
      Total Vorys, Sater, Seymour and Pease                                                                  530.75
                                                                                                    ---------------
TOTAL                                                                                                    714,496.07
                                                                                                    ===============


                                                                                           Exhibit 2B    Page 3 of 3


                                                                  Attachment 3


NewPower Holdings, Inc.
Case Number: 02-10835
Inventroy and Fixed Assets Report
For Period from August 31, 2003 through September 30, 2003
Amounts in $000's

Inventory Report
----------------

Inventory Balance at Petition Date         $   15,587


Inventory at Beginning of Period           $        - (per 8/31/03 G/L)
PLUS:  Inventrory Purchased                         - (per daily cash report)
LESS:  Inventory Used or Sold              $        -
                                          -----------

End of Month Balance                       $        - (per 9/30/03 G/L)
                                          ===========


Inventory is generally costed at the lower of cost or market. By the end of July 2002 we had sold all of our gas inventory either to retail customers or financial buyers as part of our asset sales.

Fixed Asset Report
------------------

Book Value at Petition Date                $    1,238

Our fixed assets at petition date consisted of office furniture and equipment. These assets were transferred to our lessor in June 2002 as part of the settlement of our lease obligation.

Fixed Assets at Beginning of Period        $        -
Less:  Depreciation Expense                         -
Less:  Dispositions                                 -
Add:  Purchases                                     -
                                          -----------

Fixed Assets at End of Period              $        -
                                          ===========

                                                                  Attachment 4
                                                                  Page 1 of 14

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         9/01/2003-9/30/2003

Name of Bank:             JP Morgan Chase
Branch:                   New York
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Concentration Account

Beginning Balance                 $ 128,473,304.06
Total Deposits                    $   5,084,796.82
Total Payments                    $   6,030,270.75
Closing Balance                   $ 127,527,830.13
Service Charges                   $       4,201.64

First Check issued this Period                     N/A
Last Check issued this Period                      N/A
Total # of checks issued this Period               N/A

                                                                  Attachment 4
                                                                  Page 2 of 14

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         9/01/2003-9/30/2003

Name of Bank:             JP Morgan Chase
Branch:                   New York
Account Name:             NewPower Enron Segregated A/C
Account Number:
Purpose of Account:       Concentration Account

Beginning Balance                        $1,005.37
Total Deposits                               $0.00
Total Payments                               $0.00
Closing Balance                          $1,005.37
Service Charges            N/A

First Check issued this Period                     N/A
Last Check issued this Period                      N/A
Total # of checks issued this Period               N/A

                                                                  Attachment 4
                                                                  Page 3 of 14

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         9/01/2003-9/30/2003

Name of Bank:             JP Morgan Chase
Branch:                   New York
Account Name:             NewPower Holdings, Inc. - Payroll Account
Account Number:
Purpose of Account:       Payroll

Beginning Balance                          $690.03
Total Deposits                               $0.00
Total Payments                               $0.00
Closing Balance                            $690.03
Service Charges            N/A

First Check issued this Period                     N/A
Last Check issued this Period                      N/A
Total # of checks issued this Period               N/A

                                                                  Attachment 4
                                                                  Page 4 of 14

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         9/01/2003-9/30/2003

Name of Bank:             JP Morgan Chase
Branch:                   New York
Account Name:             NewPower ACH Account
Account Number:
Purpose of Account:       ACH (T&E)

Beginning Balance                            $0.00
Total Deposits                               $0.00
Total Payments                               $0.00
Closing Balance                              $0.00
Service Charges            N/A

First Check issued this Period                     N/A
Last Check issued this Period                      N/A
Total # of checks issued this Period               N/A

                                                                  Attachment 4
                                                                  Page 5 of 14

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         9/01/2003-9/30/2003

Name of Bank:             JP Morgan Chase
Branch:                   Syracuse, NY
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Controlled Disbursements (A/P)

Beginning Balance                            $0.00
Total Deposits                         $461,810.88
Total Payments                         $461,810.88
Closing Balance                              $0.00
Service Charges            N/A

First Check issued this Period                             200221
Last Check issued this Period                              200271
Total # of checks issued this Period                           50

                                                                  Attachment 4
                                                                  Page 6 of 14

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         9/01/2003-9/30/2003

Name of Bank:             JP Morgan Chase
Branch:                   Syracuse, NY
Account Name:             NewPower Holdings, Inc. - Refund Disbursement A/C
Account Number:
Purpose of Account:       Controlled Disbursements (Customer Refunds)

Beginning Balance                            $0.00
Total Deposits                           $1,607.37
Total Payments                           $1,607.37
Closing Balance                              $0.00
Service Charges            N/A

First Check issued this Period                                 NA
Last Check issued this Period                                  NA
Total # of checks issued this Period                           NA

                                                                  Attachment 4
                                                                  Page 7 of 14

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         9/01/2003-9/30/2003

Name of Bank:             First Union/ Wachovia
Branch:                   Herndon, VA
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Natural Gas Collections

Beginning Balance                            $0.00
Total Deposits                               $0.00
Total Payments                               $0.00
Closing Balance                              $0.00
Service Charges            N/A

First Check issued this Period                                N/A
Last Check issued this Period                                 N/A
Total # of checks issued this Period                          N/A

                                                                  Attachment 4
                                                                  Page 8 of 14

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         9/01/2003-9/30/2003

Name of Bank:             First Union/ Wachovia
Branch:                   Charlotte, NC
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Power/ IBM Collections

Beginning Balance                        $3,586.59
Total Deposits                             $583.27
Total Payments                           $1,141.81
Closing Balance                          $3,028.05
Service Charges                          $1,141.81

First Check issued this Period                                N/A
Last Check issued this Period                                 N/A
Total # of checks issued this Period                          N/A

                                                                  Attachment 4
                                                                  Page 9 of 14

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         9/01/2003-9/30/2003

Name of Bank:             Royal Bank of Canada
Branch:                   Ontario Transit
Account Name:             The New Power Company
Account Number:
Purpose of Account:       CAN$ Operating A/C

Beginning Balance                        $2,570.71 CAN$
Total Deposits
Total Payments                               $5.00
Closing Balance                          $2,565.71
Service Charges                   $           5.00

First Check issued this Period                                 NA
Last Check issued this Period                                  NA
Total # of checks issued this Period                            0

                                                                  Attachment 4
                                                                 Page 10 of 14

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         9/01/2003-9/30/2003

Name of Bank:             First Union/ Wachovia
Branch:                   Charlotte, NC
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Power/AES Collections

Beginning Balance                            $0.00
Total Deposits                               $0.00
Total Payments                               $0.00
Closing Balance                              $0.00
Service Charges            N/A

First Check issued this Period                                N/A
Last Check issued this Period                                 N/A
Total # of checks issued this Period                          N/A


                          ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 11 of 14

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         9/01/2003-9/30/2003

Name of Bank:             Royal Bank of Canada
Branch:                   Ontario Transit
Account Name:             The New Power Company
Account Number:
Purpose of Account:       US$ A/C

Beginning Balance                            $0.00
Total Deposits                               $0.00
Total Payments                               $0.00
Closing Balance                              $0.00
Service Charges            N/A

First Check issued this Period                                N/A
Last Check issued this Period                                 N/A
Total # of checks issued this Period                          N/A


                          ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 12 of 14

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         9/01/2003-9/30/2003

Name of Bank:             JP Morgan Chase
Branch:                   New York
Account Name:             The New Power Company
Account Number:
Purpose of Account:       WildCard ATM Settlement

Beginning Balance                       $46,075.77
Total Deposits                               $0.00
Total Payments                          $46,075.77
Closing Balance                              $0.00
Service Charges            N/A

First Check issued this Period                     N/A
Last Check issued this Period                      N/A
Total # of checks issued this Period               N/A


                          ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 13 of 14

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         9/01/2003-9/30/2003

Name of Bank:             JP Morgan Chase
Branch:                   Syracuse, NY
Account Name:             NewPower Holdings, Inc.
Account Number:
Purpose of Account:       Controlled Disbursements (A/P)

Beginning Balance                            $0.00
Total Deposits                               $0.00
Total Payments                               $0.00
Closing Balance                              $0.00
Service Charges            N/A

First Check issued this Period                     None
Last Check issued this Period                      None
Total # of checks issued this Period               None


                          ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 14 of 14

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         9/01/2003-9/30/2003

Name of Bank:             Credit Suisse Asset Management
Branch:                   466 Lexington Ave.  NY, NY
Account Name:             NewPower Holdings, Inc.
Account Number:
Purpose of Account:       Short Term Cash Mgmt Portfolio

Beginning Balance                            $0.00
Total Deposits                               $0.00
Total Payments                               $0.00
Closing Balance                              $0.00
Service Charges            N/A

First Check issued this Period                                N/A
Last Check issued this Period                                 N/A
Total # of checks issued this Period                          N/A


                          ACCOUNT CLOSED



                                                 The New Power Company                                    Attachment 5
                                                     Check Detail
                                                    September 2003

          Num                Date                         Name                        Paid Amount
------------------------- ------------  ------------------------------------------   ---------------

200221                     09/03/2003   R.M. Services                                     18,620.00
200222                     09/09/2003   King and Spalding                                 15,374.52
200223                     09/09/2003   Related Properties Corp.                             760.44
200224                     09/09/2003   VeriCenter                                         2,716.21
200225                     09/09/2003   SNET                                                 742.24
200226                     09/09/2003   James Malone                                         207.20
200227                     09/09/2003   UPS Delivery                                          75.56
200228                     09/09/2003   Sonara Carvalho                                      165.00
200229                     09/09/2003   Affiliated Warehouses, Inc.                        1,000.33
200230                     09/09/2003   O.T.A. LLC                                           840.00
200231                     09/09/2003   UPS Delivery                                          16.00
200232                     09/09/2003   Delaware Secretary of State                            4.20
200233                     09/09/2003   Mellon Investors Services, LLC                     1,383.00
200234                     09/09/2003   Todd Sandford                                      7,800.00
200235                     09/09/2003   Kathleen Magruder                                    562.50
200236                     09/09/2003   AT &T                                              1,476.63
200237                     09/09/2003   IKON Office Solutions                                137.80
200238                     09/09/2003   U.S. Trustee Program Payment Center                  250.00
200239                     09/09/2003   Scherers Conferencing                                240.29
200240                     09/09/2003   Fosdick Fulfillment Corporation                    1,722.50
200240                     09/12/2003   Void                                                   0.00
200242                     09/12/2003   State of New Jersey - CBT                              5.00
200243                     09/12/2003   State of New Jersey - CBT                              5.00
200244                     09/15/2003   Deloitte & Touche LLP                              3,276.40
200245                     09/15/2003   Prudential Securities                                 60.26
200246                     09/15/2003   Deloitte & Touche LLP                                883.60
200247                     09/15/2003   AT &T                                                  2.62
200248                     09/15/2003   Deloitte & Touche LLP                              1,912.50
200249                     09/15/2003   MCI                                                5,735.86
200250                     09/15/2003   UPS Delivery                                          53.17
200251                     09/15/2003   Verizon                                               15.88
200252                     09/15/2003   Verizon                                              296.87
200253                     09/15/2003   Verizon                                               83.75
200254                     09/15/2003   Verizon                                               32.27
200255                     09/15/2003   Verizon                                               41.41
200256                     09/15/2003   Verizon                                               59.76
200257                     09/15/2003   Verizon                                               25.40
200258                     09/15/2003   Fosdick Fulfillment Corporation                    1,722.50
200259                     09/15/2003   Poorman-Douglas Corporation                        6,115.77
200260                     09/15/2003   D'Arcangelo & Co. LLP                              5,836.20
200261                     09/15/2003   Clark D. Sinclair                                     28.80
200262                     09/29/2003   Greg Schulte                                       5,250.00
200263                     09/29/2003   James Malone                                         105.20
200264                     09/29/2003   Kaster Moving Co. Inc.                               954.10
200265                     09/29/2003   Mellon Investors Services, LLC                     1,362.28
200266                     09/29/2003   Role Technology LLC                                1,022.50
200267                     09/29/2003   Scherers Conferencing                                275.08
200268                     09/29/2003   the Depository Trust Company                         110.00
200269                     09/29/2003   Todd Hermanson                                     4,000.00
200270                     09/29/2003   Sonara Carvalho                                      165.00
200271                     09/29/2003   UPS Delivery                                          28.91


Note:  Excludes amounts transferred by wire                                                                Page 1 of 1



                                                                  Attachment 6

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Tax Report
For Period from August 31, 2003 through September 30, 2003
Amounts in $000's

Taxes Paid During the Month
---------------------------

Not Applicable - All of our employees are leased through Administaff. Administaff bears all responsibility for the documentation and filing of payroll taxes and withholdings. We also, from time to time, have special pays that are done through a service provider - ADP. In those instances, ADP is responsible for making the required payroll tax filings.


Taxes Owed and Due
------------------

Not Applicable - All of our employees are leased through Administaff. Administaff bears all responsibility for the documentation and filing of payroll taxes and withholdings. We also, from time to time, have special pays that are done through a service provider - ADP. In those instances, ADP is responsible for making the required payroll tax filings.

                                                                 Attachment 7A


NewPower Holdings, Inc.
Case Number: 02-10835
Summary of Officer Compensation / Summary of Personnel and Insurance Coverages For Period from August 31, 2003 through September 30, 2003
Amounts in $000's


Summary of Officer Compensation
-------------------------------

See supplemental attachment.

Personnel Report
----------------
                                                  Full Time  Part Time
# of Employees at beginning of period                      3           -
# hired during the period                                  -           -
# terminated/resigned during period                        -           -
                                                 -----------------------
# employees on payroll - end of period                     3           -
                                                 =======================

# of employees on temporary consulting assignments                     2

Confirmation of Insurance
-------------------------

See supplemental attachment.*




* Omitted

                                                                 Attachment 7B
                                                                (Supplemental)




                  Payments made to insiders 9/1/03 - 9/30/03

Payments are in gross amts

                           Title                    Amount          Date         Type

FOSTER, MARY               President, Co-CEO        $  10,416.67    9/15/2003    Salary for pay period 09/1 - 09/15
                                                    $  10,416.67    9/30/2003    Salary for pay period 09/16 - 09/30


MALONE, JAMES              President, Co-CEO        $   6,250.00    9/15/2003    Salary for pay period 09/1 - 09/15
                                                    $   6,250.00    9/30/2003    Salary for pay period 09/16 - 09/30
                                                    ------------
                                                    $  33,333.34
                                                    ============


                                                                  Attachment 8


NewPower Holdings, Inc.
Case Number: 02-10835
Significant Developments During Reporting Period
For Period from August 31, 2003 through September 30, 2003

None